UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -----------------------------------

                                  FORM 8-K / A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                      -----------------------------------


        Date of report (Date of earliest event reported): August 5, 1998


                                  NETOPIA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-28450                      94-3033136
(State or other jurisdiction       Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


2470 Mariner Square Loop, Alameda, California                            94501
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (510) 814-5100


                                      Same
         (Former name or Former Address, if Changed Since Last Report.)

Item 7.           Pro Forma Financial Information and Exhibits.

(b)      Pro Forma Financial Information.

                  The following unaudited pro forma condensed consolidated balance sheet at June 30, 1998 and the unaudited pro forma condensed consolidated statements of operations data for the nine months ended June 30, 1998 and the fiscal year ended September 30, 1997 and footnotes thereto, are amended in their entirety from the financial statements previously filed with the United States Securities and Exchange Commission on Form 8-K/A on October 19, 1998. The unaudited pro forma condensed consolidated statements of operations data for the nine months ended June 30, 1998 and the fiscal year ended September 30, 1997 in the filing on October 19, 1998 recorded the valuation allowance against the Company's deferred tax assets in continuing operations and discontinued operations. Upon further analysis, it was determined that the valuation allowance being recorded against the Company's deferred tax assets should have been recorded entirely in continuing operations. In addition, adjustments were made to increase; (i) the selling and marketing pro forma adjustment recorded in the unaudited pro forma condensed consolidated statement of operations for the fiscal year ended September 30, 1997; and (ii) an additional income tax pro forma adjustment was recorded in the unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 1998.

                  The following unaudited pro forma condensed consolidated balance sheet at June 30, 1998 and the unaudited pro forma condensed consolidated statements of operations data for the nine months ended June 30, 1998 and the fiscal year ended September 30, 1997, give pro forma effect to the estimated financial impact of the sale of the Registrant's Farallon LAN Division (the "LAN Division") to Farallon Networking Corporation (the "Buyer"), an affiliate of Gores Technology Group, on August 5, 1998. The pro forma condensed consolidated balance sheet at June 30, 1998 gives pro forma effect to the sale of the LAN Division as if the transaction was consummated on June 30, 1998. The pro forma condensed consolidated statements of operations data for the nine months ended June 30, 1998 and the fiscal year ended September 30, 1997, give pro forma effect to the sale of the LAN Division as if the transaction was consummated as of the beginning of the respective periods presented.

                  The  unaudited  pro  forma  condensed  consolidated  financial statements are based on the historical consolidated financial statements of the Company giving effect to the assumptions and adjustments set forth in the following notes. The overall assumption has been made that the effect of the sale of the LAN Division would have been to transfer the LAN Division's products, operating activities and associated revenues, assets (excluding cash and tax benefits) and liabilities as well as the related operating expenses, from the Registrant to the Buyer. The Registrant would have retained products, operating activities and associated revenues, assets and liabilities, as well as any operating expenses, related to its Netopia Internet Connectivity hardware products and its Timbuktu Pro and Netopia Virtual Office software products (the "Internet Division").

                  The unaudited pro forma condensed financial data have been prepared by Company management for informational purposes only and are not necessarily indicative of how the Company's balance sheet and operating results would have been presented had the transaction as set forth in the Agreement of Purchase and Sale of Assets, dated August 5, 1998 (the "Agreement"), by and between the Registrant and Farallon Networking Corporation, been consummated on the assumed dates, nor are they necessarily indicative of the presentation of the Company's balance sheet and statement of operations for any future period.

(c)      Exhibits.

         Exhibit
         Number            Description

         99.1(a) Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 1998

         99.1(b) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended June 30, 1998

         99.1(c) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Fiscal Year Ended September 30, 1997

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NETOPIA, INC.



Date:  December 1, 1998                            By:  /s/ James A. Clark
                                                        ------------------------
                                                        James A. Clark
                                                        Vice President and
                                                        Chief Financial Officer
                                                        (Duly Authorized Officer
                                                        and Principal Financial
                                                        Officer)

                                  EXHIBIT INDEX


Exhibit
Number            Description                                              Page


99.1(a)           Unaudited Pro Forma Condensed Consolidated Balance
                  at June 30, 1998                                          6

99.1(b)           Unaudited Pro Forma Condensed Consolidated Statement
                  of Operations for the Nine Months Ended June 30, 1998     8

99.1(c)           Unaudited Pro Forma Condensed Consolidated Statement
                  of Operations for the Fiscal Year Ended September 30,
                  1997                                                     10

EXHIBIT 99.1(a)
                            NETOPIA, INC. & SUBSIDIARY
                               UNAUDITED PRO FORMA
              CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 1998
                                 (in thousands)

                                                                   Company           Pro Forma             Pro Forma
                                                                  Historical        Adjustments             Balances
                                                                 ------------     ---------------        -------------

                                 ASSETS
   Current assets:
       Cash and cash equivalents..............................      $ 20,373              $2,000   (a)      $  22,373
       Short-term investments.................................        19,928                  --               19,928
       Trade accounts receivable, net.........................         7,457              (2,464)  (b)          4,993
       Royalties receivable...................................            --                 410   (a)            410
       Inventories, net.......................................         4,363              (3,447)  (b)            916
       Deferred tax assets....................................         1,463              (1,463)  (c)             --
       Prepaid expenses and other current assets..............         1,077                (306)  (b)            771
                                                                 ------------     ---------------        -------------
               Total current assets...........................        54,661              (5,270)              49,391
    Note receivable...........................................            --                 888   (a)            888
    Royalties receivable......................................            --               1,372   (a)          1,372
    Furniture, fixtures, and equipment, net...................         2,203                (359)  (d)          1,844
    Deferred tax assets, long-term............................         1,406              (1,406)  (c)             --
    Deposits and other assets.................................         2,745                 175   (a)          2,920
                                                                 ============     ---------------        =============
               Total assets...................................      $ 61,015          $   (4,600)           $  56,415
                                                                 ============     ===============        =============

             LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities:
       Accounts payable and accrued liabilities...............      $  4,579           $   1,879   (e)       $  6,458
       Accrued compensation...................................         1,646                (302)  (f)          1,344
       Deferred revenue.......................................           875                  (1)  (f)            874
       Other current liabilities..............................           326                 172   (f)            498
                                                                 ------------     ---------------        -------------
               Total current liabilities......................         7,426               1,748                9,174
    Other long-term liabilities...............................           279                  (7)  (f)            272
                                                                 ------------     ---------------        -------------
               Total liabilities..............................         7,705               1,741                9,446
                                                                 ------------     ---------------        -------------
    Commitments and contingencies
    Stockholders' equity:
       Preferred stock........................................            --                  --                   --
       Common stock...........................................            12                  --                   12
       Additional paid-in capital.............................        51,282                  --               51,282
       Deferred compensation..................................           (41)                 --                  (41)
       Retained earnings (deficit)............................         2,057              (6,341)  (g)         (4,284)
                                                                 ------------     ---------------        -------------
              Total stockholders' equity......................        53,310              (6,341)              46,969
                                                                 ------------     ---------------        -------------
              Total liabilities and stockholders' equity.....      $  61,015          $   (4,600)           $  56,415
                                                                 ============     ===============        =============

(a) The Company will receive consideration of $3.0 million on the Closing Date. The consideration will be in the form of $2.0 million in cash and a Promissory Note for $1.0 million payable on July 31, 2000 bearing interest at 8% per annum. The value of the note has been present valued at a rate of 15%, the assumed fair market rate of interest for a similar financial instrument. Additionally, the Company will receive royalties based upon the LAN Division's annual revenues over each of the next five fiscal years ending on July 31, 2003. The royalties to be received are based on the following schedule:

                     LAN Revenue                  Royalty Rate
             ----------------------------    ------------------------
                   (in thousands)
                    $0 - $15,000                      0.0%
                  $15,001 - $16,000                   1.5%
                  $16,001 - $17,000                   2.5%
                greater than $17,000                  5.0%

     The value of the royalties accrued at the close of the transaction is based upon the present value of the Company's assumptions as to the projected future revenue of the LAN Division. Royalties accrued; however, have not been recorded to the extent that total consideration on the transaction exceeds the net asset value of the LAN Division assets being sold.

     These pro forma calculations assume that the transaction was consummated on June 30, 1998, and therefore the purchase price would have been reduced based upon the difference between the net book value of the LAN Division at that time and $4.9 million, which represents the estimated net book value of the LAN Division on March 31, 1998. As stipulated by the Agreement, the adjustment to the purchase price is made to the cash payment on a dollar for dollar basis (see note (e)).

     As stipulated in the agreement, the Company received and valued warrants to purchase up to 5% of the equity of the Buyer as of the closing of the transaction.

(b) As stipulated in the Agreement, the Buyer will purchase all of the Company's current assets related to the LAN Division with the exception of cash, tax assets, assets related to the Internet Division and certain corporate assets. This adjustment represents the net value of those assets which would have been transferred to the Buyer.

(c) This adjustment represents the estimated valuation allowance which would have been recorded against the Company's deferred tax assets. As a result of the sale of the LAN Division, certain tax planning strategies and other tax attributes no longer support the full valuation of the Company's deferred tax assets.

(d) As stipulated in the agreement, the Buyer will purchase all of the furniture, fixtures and equipment and other assets associated with the LAN Division. This adjustment represents the net value of those assets which would have been transferred to the Buyer.

(e) As stipulated in the Agreement, the Buyer will assume all of the Company's Accounts Payable related to its LAN Division. This adjustment represents a reduction for the value of the accrued and other portions of those payables which would have been assumed by the Buyer net of an adjustment of $3.1 million for estimated expenses related to the sale transaction and an estimated amount payable to the Buyer of $165,000, which represents the difference between the book value of the LAN Division on the transaction date and the estimated book value of the LAN Division at March 31, 1998 (see note (a)).

(f)  This  adjustment   represents  income  tax  provisions  and  the  Company's
     liabilities related to its LAN Division employees and other associated liabilities assumed by Buyer, as stipulated in the Agreement.

(g) This adjustment represents the loss on the sale of the LAN Division, including the valuation allowance which would have been recorded against the Company's deferred tax assets. The actual amount of loss will not be determined until after the actual Closing date and will be accounted for in the Company's fiscal fourth quarter.

EXHIBIT 99.1(b)             NETOPIA, INC. & SUBSIDIARY
                               UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 1998
                  (in thousands; except for per share amounts)

                                                                     Company          Pro Forma         Pro Forma
                                                                    Historical       Adjustments         Balances
                                                                  ---------------   --------------    --------------

  Revenues:
     Internet/Intranet products.................................      $  18,481          $    --         $  18,481
     LAN products...............................................         15,115           (15,115)(a)           --
                                                                  ---------------   --------------    --------------
         Total revenues.........................................         33,596           (15,115)          18,481

  Cost of revenues:
     Internet/Intranet products.................................          5,563               --             5,563
     LAN products...............................................         10,080           (10,080)(a)           --
                                                                  ---------------   --------------    --------------
         Total cost of revenues.................................         15,643           (10,080)           5,563
                                                                  ---------------   --------------    --------------
         Gross profit...........................................         17,953            (5,035)          12,918

  Operating expenses:
      Research and development..................................          6,404            (1,143)(b)        5,261
      Selling and marketing ....................................         12,672            (2,665)(b)       10,007
      General and administrative................................          2,686              (267)(b)        2,419
                                                                  ---------------   --------------    --------------
         Total operating expenses...............................         21,762            (4,075)          17,687
                                                                  ---------------   --------------    --------------

         Operating loss.........................................         (3,809)             (960)          (4,769)

 Other income, net..............................................          1,663                --            1,663
                                                                  ---------------   --------------    --------------
      Loss from continuing operations
         before income taxes....................................         (2,146)             (960)          (3,106)
 Income tax provision (benefit).................................           (752)            2,869 (c)        2,117
                                                                  ---------------   --------------    --------------

         Loss from continuing operations........................         (1,394)           (3,829)          (5,223)
  Discontinued operations:
      Income from discontinued operations, net of taxes.........             --               586 (d)          586
      Loss on sale of discontinued operations, net of taxes.....             --            (3,098)(e)       (3,098)
                                                                  ---------------   --------------    --------------
         Net loss..............................................      $   (1,394)        $  (6,341)       $  (7,735)
                                                                  ===============   ==============    ==============
 Per share data, continuing operations:
      Basic and diluted loss per share..........................      $   (0.12)                         $   (0.45)
                                                                  ===============                     ==============
      Shares used in the per share calculations.................         11,617                             11,617
                                                                  ===============                     ==============
 Per share data, discontinued operations:
      Basic income per share....................................        $    --                           $   0.05
                                                                  ===============                     ==============
      Diluted income per share..................................        $    --                           $   0.05
                                                                  ===============                     ==============
      Common shares used in the calculations of basic income per
        share...................................................             --                             11,617
                                                                  ===============                     ==============
      Common and common equivalent shares used in the
        calculations of diluted income per share................             --                             12,717
                                                                  ===============                     ==============
      Basic and diluted per share loss on sale..................       $     --                           $  (0.27)
                                                                  ===============                     ==============
      Shares used in the per share calculation..................             --                             11,617
                                                                  ===============                     ==============

 Basic and diluted net loss per share...........................      $   (0.12)                         $   (0.67)
                                                                  ===============                     ==============
 Shares used in the per share calculations.....................          11,617                             11,617
                                                                  ===============                     ==============

(a) This adjustment represents the LAN Division's revenues and cost of revenues for the nine months ended June 30, 1998.

(b) This adjustment represents the LAN Division's operating expenses for the nine months ended June 30, 1998.

(c) This adjustment represents the valuation allowance which would have been recorded against the Company's deferred tax assets and the income tax provision related to the LAN Division's operations. As a result of the sale of the LAN Division, certain tax planning strategies and other tax attributes no longer support the full valuation of the Company's deferred tax assets.

(d) This adjustment represents the operating results of the LAN Division for the nine months ended June 30, 1998, net of applicable taxes.

(e) This adjustment represents the transaction expenses incurred and accrued as a result of the sale of the LAN Division. Such expenses are directly attributable to the sale transaction and are primarily related to reserves taken against the lease of the Company's Alameda, California headquarters, investment advisory, legal and accounting fees and certain expenses related to employees of the LAN Division.

EXHIBIT 99.1(c)             NETOPIA, INC. & SUBSIDIARY
                               UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997
                  (in thousands; except for per share amounts)

                                                                     Company         Pro Forma          Pro Forma
                                                                    Historical      Adjustments          Balances
                                                                  ---------------   --------------    --------------

  Revenues:
     Internet/Intranet products.................................      $  20,170          $    --         $  20,170
     LAN products...............................................         32,023           (32,023)(a)           --
                                                                  ---------------   --------------    --------------
         Total revenues.........................................         52,193           (32,023)          20,170

  Cost of revenues:
     Internet/Intranet products.................................          6,396               --             6,396
     LAN products...............................................         20,810           (20,810)(a)           --
                                                                  ---------------   --------------    --------------
         Total cost of revenues.................................         27,206           (20,810)           6,396
                                                                  ---------------   --------------    --------------
         Gross profit...........................................         24,987           (11,213)          13,774

  Operating expenses:
      Research and development..................................          8,839            (1,662)(b)        7,177
      Selling and marketing ....................................         15,540            (4,252)(b)       11,288
      General and administrative................................          3,291              (346)(b)        2,945
                                                                  ---------------   --------------    --------------
         Total operating expenses...............................         27,670            (6,260)          21,410
                                                                  ---------------   --------------    --------------

         Operating loss.........................................         (2,683)          (4,953)           (7,636)

 Other income, net..............................................          1,869               --             1,869
                                                                  ---------------   --------------    --------------
      Loss from continuing operations
         before income taxes....................................           (814)          (4,953)           (5,767)
 Income tax provision (benefit).................................           (285)             937  (c)          652
                                                                  ---------------   --------------    --------------

         Loss from continuing operations........................           (529)          (5,890)           (6,419)
  Discontinued operations:
      Income from discontinued operations, net of taxes.........             --            3,021  (d)        3,021
      Loss on sale of discontinued operations, net of taxes.....             --           (3,098) (e)       (3,098)
                                                                  ---------------   --------------    --------------
         Net loss..............................................       $    (529)       $  (5,967)        $  (6,496)
                                                                  ===============   ===============   ==============
 Per share data, continuing operations:
      Basic and diluted loss per share..........................      $   (0.05)                         $   (0.57)
                                                                  ===============                     ==============
      Shares used in the per share calculations.................         11,335                             11,335
                                                                  ===============                     ==============
 Per share data, discontinued operations:
      Basic income per share....................................        $    --                           $   0.27
                                                                  ===============                     ==============
      Diluted income per share..................................        $    --                           $   0.24
                                                                  ===============                     ==============
      Common shares used in the calculations of basic income per
        share...................................................             --                             11,335
                                                                  ===============                     ==============
      Common and common equivalent shares used in the
        calculations of diluted income per share................             --                             12,350
                                                                  ===============                     ==============
      Basic and diluted per share loss on sale..................        $    --                          $   (0.27)
                                                                  ===============                     ==============
      Shares used in the per share calculation..................             --                             11,335
                                                                  ===============                     ==============

 Basic and diluted net loss per share...........................      $   (0.05)                         $   (0.57)
                                                                  ===============                     ==============
 Shares used in the per share calculations.....................          11,335                             11,335
                                                                  ===============                     ==============

(a) This adjustment represents the LAN Division's revenues and cost of revenues for the fiscal year ended September 30, 1997.

(b) This adjustment represents the LAN Division's operating expenses for the fiscal year ended September 30, 1997.

(c) This adjustment represents the valuation allowance which would have been recorded against the Company's deferred tax assets and the income tax provision related to the LAN Division's operations. As a result of the sale of the LAN Division, certain tax planning strategies and other tax attributes no longer support the full valuation of the Company's deferred tax assets.

(d) This adjustment represents the operating results of the LAN Division for the fiscal year ended September 30, 1997, net of applicable taxes.

(e) This adjustment represents the transaction expenses incurred and accrued as a result of the sale of the LAN Division. Such expenses are directly attributable to the sale transaction and are primarily related to reserves taken against the lease of the Company's Alameda, California headquarters, investment advisory, legal and accounting fees and certain expenses related to employees of the LAN Division.